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                              POWER OF ATTORNEY

                             UPR CAPITAL COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that JOSEPH A. LASALA, JR. JACK L.
MESSMAN, and MORRIS B. SMITH, Directors of UPR Capital Company, a Nova Scotia Corporation (the "Corporation"), hereby appoints MARK L. JONES, acting as their true and lawful attorney, with power to act without the other and full power of substitution, to execute, deliver and file, for and on their behalf, and in their name and in their capacity as Director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to the issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,000,000,000 (or the equivalent in foreign denomination currency), of UPR Capital Company or affiliate, hereby granting to such attorney full power and authority to do and perform each and every act and thing whatsoever as such attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in their capacity as Director, hereby ratifying and confirming all acts and things which such attorney may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of August, 1998.

                                    /s/ Joseph A. LaSala, Jr.
                                    ___________________________________________
                                    Joseph A. LaSala, Jr.

                                    /s/ Jack L. Messman
                                    ___________________________________________
                                    Jack L. Messman

                                    /s/ Morris B. Smith
                                    ___________________________________________
                                    Morris B. Smith